OCTOBER 1, 2003

                            THE JAMES ADVANTAGE FUNDS

                             THE GOLDEN RAINBOW FUND
                            THE JAMES SMALL CAP FUND
                          THE JAMES LARGE CAP PLUS FUND
                          THE JAMES MARKET NEUTRAL FUND

                 SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 2002

Insert the following immediately after the first full paragraph in the section HOW TO PURCHASE SHARES on page 13:

          IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

     Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. Eastern time on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.